UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

UTAH URANIUM CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

0-50915

(Commission File Number)

98-0343710

(I.R.S. Employer Identification Number)

Suite 1128, 789 West Pender Street

Vancouver, B.C. V6C 1H2 CANADA

(Address of principal executive offices, including zip code)

(604) 669-9330

(Registrant's telephone Number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitating material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Certain Officers;

Election of Directors; Appointment of Principal Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 15, 2007, Michael Sandidge was appointed a director of the Corporation.

Mr. Sandidge earned his Bachelor of Science in geology from the University of Washington in 1985, and his Masters of Science in geology from the University if Texas (El Paso) in 1993. He has authored or co-authored more than 15 scientific articles relating to structural geology, metallogenesis, and tectonics. He has affiliations with the Society of Economic Geologists, Society of Geology Applied to Mineral Deposits, and is a Washington State Professional Geologist (#2245) and a qualified person under NI 43-101 (Canadian National Instrument Qualified Person).

The are no material agreements or relationships which would be required to be disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTAH URANIUM CORP.

Per: /s/ Peter Dickie

Peter Dickie

President and Director